Aristotle Core Equity Fund
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 97.8%	Shares	Value
Communication Services - 11.8%
Alphabet, Inc. - Class A	114,357	$35,793,741
Meta Platforms, Inc. - Class A	32,632	21,540,057
Netflix, Inc. (a)	74,759	7,009,404
		64,343,202

Consumer Discretionary - 10.4%
Amazon.com, Inc. (a)	105,553	24,363,743
General Motors Co.	108,555	8,827,693
Home Depot, Inc.	22,701	7,811,414
Marriott International Inc. - Class A	26,321	8,165,827
O'Reilly Automotive, Inc. (a)	82,672	7,540,513
		56,709,190

Consumer Staples - 3.8%
Costco Wholesale Corp.	12,878	11,105,215
Darling Ingredients, Inc. (a)	218,983	7,883,388
Performance Food Group Co. (a)	20,422	1,836,346
		20,824,949

Energy - 3.0%
Antero Resources Corp. (a)	292,487	10,079,102
Baker Hughes Co.	135,350	6,163,839
		16,242,941

Financials - 12.6%
Ameriprise Financial, Inc.	19,026	9,329,209
Bank of America Corp.	138,112	7,596,160
Chubb Ltd.	38,961	12,160,507
Coinbase Global, Inc. - Class A (a)	7,647	1,729,293
Intercontinental Exchange, Inc.	63,173	10,231,499
JPMorgan Chase & Co.	42,164	13,586,084
Visa, Inc. - Class A	41,363	14,506,418
		69,139,170

Health Care - 12.2%
Adaptive Biotechnologies Corp. (a)	534,334	8,677,584
Bio-Techne Corp.	151,172	8,890,425
Boston Scientific Corp. (a)	60,110	5,731,488
Cigna Group	13,569	3,734,596
Dexcom, Inc. (a)	68,610	4,553,646
Eli Lilly & Co.	7,712	8,287,932
Guardant Health, Inc. (a)	122,634	12,525,837
Thermo Fisher Scientific, Inc.	16,153	9,359,856
Vertex Pharmaceuticals, Inc. (a)	10,423	4,725,371
		66,486,735

Industrials - 8.2%
AMETEK, Inc.	53,258	10,934,400
API Group Corp. (a)	116,755	4,467,046
General Electric Co.	19,756	6,085,441
Honeywell International, Inc.	22,088	4,309,148
Norfolk Southern Corp.	31,414	9,069,850
Trane Technologies PLC	25,611	9,967,801
		44,833,686

Information Technology - 31.6% (b)
Amphenol Corp. - Class A	58,897	7,959,341
Analog Devices, Inc.	35,160	9,535,392
Apple, Inc.	97,603	26,534,352
Applied Materials, Inc.	27,062	6,954,663
Broadcom, Inc.	67,294	23,290,453
Crowdstrike Holdings, Inc. - Class A (a)	7,766	3,640,390
Microsoft Corp.	81,617	39,471,613
NVIDIA Corp.	242,758	45,274,367
Oracle Corp.	26,804	5,224,368
Synopsys, Inc. (a)	10,686	5,019,428
		172,904,367

Materials - 1.6%
Avery Dennison Corp.	48,084	8,745,518

Utilities - 2.6%
American Water Works Co., Inc.	38,592	5,036,256
Constellation Energy Corp.	8,349	2,949,451
NextEra Energy, Inc.	75,460	6,057,929
		14,043,636
TOTAL COMMON STOCKS (Cost $318,168,700)		534,273,394

REAL ESTATE INVESTMENT TRUSTS - 0.9%	Shares	Value
Real Estate - 0.9%
Prologis, Inc.	38,092	4,862,825
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,266,748)		4,862,825

TOTAL INVESTMENTS - 98.7% (Cost $322,435,448)		539,136,219
Money Market Deposit Account - 1.3% (c)		7,209,337
Liabilities in Excess of Other Assets – (0.0)%		(362,980)
TOTAL NET ASSETS - 100.0%		$545,982,576

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.45%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$534,273,394	$–	$–	$534,273,394
Real Estate Investment Trusts	4,862,825	–	–	4,862,825
Total Investments	$539,136,219	$–	$–	$539,136,219

Refer to the Schedule of Investments for further disaggregation of investment categories.